AMENDMENT TO
                            STOCK PURCHASE AGREEMENT


         This AMENDMENT TO STOCK PURCHASE AGREEMENT ("Amendment") is dated as of January 12, 1999, and is entered into by and among Data Transmission Network Corporation, a Delaware corporation ("Buyer"), and Donald W. Bowles, Excel Interfinancial Corporation, Charter Financial Holdings, LLC, Steven L. Reynolds and Douglas Vanderbilt (collectively the "Sellers" and individually a "Seller").

                                    RECITALS:

         A. Buyer and Sellers are all of the present parties to that certain Stock Purchase Agreement dated May 27, 1998 (the "Agreement").

         B. Buyer and Sellers desire to extend by three months the term of certain earnout payments to Sellers under the Agreement as specifically set forth in this Amendment.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth therein and herein, the parties hereto agree as follows:

         1. Amendments to Agreement. (a) The first sentence of Subsection (b) of
Section 1.02 of the Agreement is amended by deleting it in its entirety and inserting the following sentence in its place:

         "Sellers will be paid pro rata, based on their percentage ownership of the Shares, 640% of the amount (the "Excess Amount"), if any, by which the Recurring Revenue (as hereinafter defined) for each of the calendar quarters ending June 30, 1998, September 30, 1998, December 31, 1998, March 31, 1999, June 30, 1999, and September 30, 1999 exceeds the Base Amount (as hereinafter defined)."

               (b) The first sentence of Subsection (c) of Section 1.02 of the Agreement is amended by substituting the date of October 1, 1999 in place of the date of July 1, 1999 in such sentence.

               (c) The third sentence of Section 7.02 of the Agreement is amended by deleting it in its entirety and inserting the following sentence in its place:

         "In full consideration for the purchase by Buyer of the Goodwill, Buyer shall pay to Bowles (i) 160% of the Excess Amount (as defined in Section 1.02(b)) for each of the calendar quarters ending June 30, 1998, September 30, 1998, December 31, 1998, March 31, 1999, June 30,
         1999, and September 30, 1999 and (ii) 20% of the Non-recurring Revenue (as defined in Section 1.02(c)) received by the Company after the Closing Date and before October 1, 1999."

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         2. Binding  Effect.  This Amendment  shall be binding upon and inure to the benefit of Buyer and Sellers and their respective successors and permitted assigns.

         3. Superseding. From and after the date hereof, all references to the Agreement shall mean the Agreement, as amended by this Amendment.

         4. Confirmation. Except as otherwise expressly set forth in this Amendment, the Agreement is hereby ratified and confirmed and remains in full force and effect.

         5. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

                                   DATA  TRANSMISSION  NETWORK
                                   CORPORATION


                                   By: /s/ Charles R. Wood
                                      Charles R. Wood, Sr. Vice President



                                   /s/ Donald W. Bowles
                                   --------------------------
                                   Donald W. Bowles


                                   EXCEL INTERFINANCIAL CORPORATION


                                   By: /s/ Richard Muir
                                        -------------------------------------
                                       Richard Muir, Executive Vice President



                                   CHARTER FINANCIAL HOLDINGS, LLC


                                   By: /s/ John L. O'Donnell
                                        ------------------------------------
                                       John L. O'Donnell, Manager

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                                   /s/ Steven L. Reynolds
                                   ----------------------------------------
                                   Steven L. Reynolds

                                   /s/ Douglas Vanderbilt
                                   ----------------------------------------
                                   Douglas Vanderbilt

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